Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events

30.Subsequent events

On January 9, 2026, the Company announced that it would accelerate its share buyback program and start the repurchase of the second tranche. The program has a total volume of €1,000,000. The first tranche of the Company’s share buyback program was completed ahead of schedule on December 29, 2025, under which 14,124,564 shares were repurchased for €586,450 (including true-ups). Under the second tranche, the Company plans to repurchase a total amount of around €413,550 from January 12 to May 8, 2026. The share buyback program is expected to be completed significantly earlier than originally planned, in less than a year. The purchase of the shares is based on the authorization granted by the General Meeting on May 20, 2021. Additionally, on February 20, 2026, the U.S. Supreme Court ruled that the tariffs imposed under International Emergency Economic Powers Act of 1977 (IEEPA) enacted by the Trump Administration in the U.S. exceed the power provided by the IEEPA, although uncertainty regarding global trade policies remains as the administration indicated it could enact tariffs under other mechanisms. The previously imposed tariffs did not have a material impact on the Company as of and for the year ended December 31, 2025.

No other significant activities have taken place subsequent to the balance sheet date December 31, 2025 that have a material impact on the key figures and earnings presented.

In connection with the retirement of Mr. Franklin W. Maddux, MD as Global Chief Medical Officer and a member of the Management Board and the retirement of Dr. Katarzyna Mazur - Hofsäß as the member of the Management Board responsible for Care Enablement, Mr. Charles Hugh - Jones, MD, FRCP and Mr. Joseph E. (Joe) Turk, respectively, were appointed to the Management Board, effective January 1, 2026. Currently, there are no other significant changes in the Company’s structure, management, legal form or personnel.